UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2023

Evergy, Inc.

(Exact Name of Registrant as Specified in Charter)

Missouri	001-38515	82-2733395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 Main Street

Kansas City, Missouri 64105

(Address of Principal Executive Offices, and Zip Code)

(816) 556-2200

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Evergy, Inc. common stock	EVRG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 13, 2023, the Board of Directors (the “Board”) of Evergy, Inc. (the “Company”) amended and restated the Amended and Restated By-laws of the Company (as amended and restated, the “By-laws”), effective as of the same date. Among other things, the amendments effected thereby:

•	clarify the definition of “Net Long Shares” to align with the definition under Rule 14e-4 under the Securities Exchange Act of 1934, as amended;

•

clarify that each outstanding share of preference stock of the Company, if any, shall have the voting rights provided in the Company’s Amended and Restated Articles of Incorporation (the “Articles of Incorporation”) or, to the extent permitted by the Articles of Incorporation, designated by the Board;

•

provide that for quorum purposes, shares represented by a proxy (i) which directs that the shares abstain from voting or that a vote be withheld on a matter, (ii) which voting instructions are given as to at least one of the matters to be voted on shall or (iii) which states how shares will be voted in the absence of instruction by the shareholder, shall be deemed to be represented at the meeting for quorum purposes.

•

add a construction clause, which provides that, in the event any provision of the By-Laws is rendered invalid, illegal or unenforceable, such provision shall be severable from the other provisions of the By-Laws;

•	add an interpretation clause, which provides that any interpretation of the By-Laws adopted in good faith by the Board of Directors shall be conclusive and binding; and

•	incorporate other technical, ministerial, clarifying and conforming changes.

A copy of the By-laws is filed as Exhibit 3.1 hereto and is incorporated by reference herein. The foregoing summary of the amendments effected by the By-laws is qualified in its entirety by reference to the full text of the By-laws filed as Exhibit 3.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated By-laws of Evergy, Inc., effective as of December 13, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERGY, INC.

By:	/s/ Geoffrey T. Ley
Name:	Geoffrey T. Ley
Title:	Vice President, Corporate Planning and Treasurer

Date: December 14, 2023